UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

LOGICBIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38707	47-1514975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, 2nd Floor
Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 245-0399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LOGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On February 2, 2022, LogicBio Therapeutics, Inc. (“LogicBio” or the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by LogicBio under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On February 2, 2022, LogicBio provided a program update on LB-001, its single-administration, adeno-associated virus (“AAV”) genome editing therapy under investigation for methylmalonic acidemia in pediatric patients. The Company announced that its Phase 1/2 SUNRISE clinical trial of LB-001 has been placed on clinical hold by the U.S. Food and Drug Administration (“FDA”).

To date, four patients have been dosed in the SUNRISE trial with LB-001. In accordance with the FDA-cleared protocol, the first two patients dosed were in the older age group (3 to 12 years old) and received 5 x 1013 vg/kg of LB-001. These first two patients are doing well, have not experienced drug-related serious adverse events (“SAEs”) and are being monitored in accordance with the protocol.

As previously disclosed, the third patient dosed in the SUNRISE trial, who received 5 x 1013 vg/kg of LB-001 and is in the younger age group (6 months to 2 years old), experienced a drug-related SAE, which was categorized as a case of thrombotic microangiopathy (“TMA”). TMA has been previously reported in association with other AAV genetic therapies. The patient was hospitalized and responded well to intravenous fluids and parenteral nutrition. Following this SAE, the Company implemented additional safety measures in the SUNRISE trial, and the SAE was reported to the FDA in accordance with the Company’s regulatory obligations. The SAE was also reported to the Data Safety Monitoring Board for the SUNRISE trial (the “DSMB”). In December 2021, the Company announced that the SAE experienced by the third patient had resolved.

In January 2022, the fourth patient dosed in the SUNRISE trial, who received 5 x 1013 vg/kg of LB-001 and is in the younger age group, experienced a drug-related SAE, which was categorized as a case of TMA. The patient is being closely followed by the patient’s care team and has been steadily improving. The Company reported the SAE to the FDA in accordance with its regulatory obligations. The Company also reported the SAE to the DSMB. The FDA subsequently notified the Company that the SUNRISE trial has been placed on clinical hold.

LogicBio will be working closely with the FDA and the DSMB to determine the next steps for the SUNRISE trial and the LB-001 program. Until the Company has more clarity regarding the impact of the clinical hold, LogicBio is suspending guidance on the timing of announcing interim data for the SUNRISE trial.

Cautionary Note Regarding Forward-Looking Statements.

Statements in this Current Report on Form 8-K regarding LogicBio’s strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding interactions with the FDA and the DSMB to determine next steps for the SUNRISE trial and the LB-001 development program. The term “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including risks associated with continuing to advance the LB-001 development program, including the SUNRISE trial; the risk that clinical trials may not be successful or may be discontinued or delayed for any reason; the risk that existing preclinical and clinical data, including early clinical data from a trial, may not be predictive of the results of ongoing or later clinical trials; the timing and content of decisions made by regulatory authorities and safety monitoring boards, including the DSMB; the actual time it takes to initiate and complete preclinical and clinical studies; the potential direct or indirect impact of the COVID-19 pandemic on LogicBio’s business, operations, and the markets and communities in which LogicBio and its partners, collaborators and vendors operate; manufacturing risks; risks associated with management and key personnel changes and transitional periods; the actual funding required to develop and commercialize product candidates, including for safety, tolerability, enrollment, manufacturing or economic reasons; the competitive landscape; changes in the economic and financial conditions of LogicBio; and LogicBio’s ability to obtain, maintain and enforce patent and other intellectual property protection for LB-001 and any other product candidates. Other risks and uncertainties include those identified under the heading “Risk Factors” in LogicBio’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and other filings that LogicBio may make with the U.S. Securities and Exchange Commission in the future. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and LogicBio does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release issued by LogicBio Therapeutics, Inc. on February 2, 2022.

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2022	LOGICBIO THERAPEUTICS, INC.

	By:	/s/ Cecilia Jones
	Name:	Cecilia Jones
	Title:	Chief Financial Officer